Alpha Fiduciary Quantitative Strategy Fund
	Schedule of Investments
	October 31, 2023 (Unaudited)
Shares				Fair Value	% of Net Assets

EXCHANGE TRADED FUNDS
Equity

36,700	iShares Core S&P 500 ETF *			$ 15,411,798
Total for Exchange Traded Funds (Cost - $13,748,780)				15,411,798	72.23%

MONEY MARKET FUNDS
3,720,564	First American Government Obligations Fund			3,720,564
	Class X 5.28% **

Total for Money Market Funds (Cost - $3,720,564)				3,720,564	17.44%

Total Investment Securities				19,132,362	89.67%
	(Cost - $17,469,344)

Other Assets in Excess of Liabilities				2,204,956	10.33%

Net Assets				$ 21,337,318	100.00%

* Additional information, including the current Prospectus and Annual Reports, is available at
https://www.iShares.com/us/prospectus.
** The rate shown represents the 7-day yield at October 31, 2023.

Alpha Fiduciary Quantitative Strategy Fund
	Schedule of Futures Contracts
	October 31, 2023 (Unaudited)
					Unrealized
		Number of Contracts	Expiration	Notional	Appreciation/
Description		Purchased/(Sold)	Date	Value	(Depreciation)

Index Futures Sold Short

E-mini Standard & Poor's 500 Futures		(178)	12/15/2023	$(37,489,025)	$ (623,400)

Total		(178)		$(37,489,025)	$ (623,400)

1. SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of securities owned at October 31, 2023, was $17,469,344. At October 31, 2023, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments was as follows:

		Unrealized Appreciation		$ 1,718,968
		Unrealized Depreciation		(55,950)
		Unrealized Appreciation		$ 1,663,018

2. SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS

A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows.

Equity securities (exchange traded funds). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Valuation Designee believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Valuation Designee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Valuation Committee, which includes the Valuation Designee, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

Derivative Instruments (including futures contracts). Listed derivatives, including purchased options and written options, that are actively traded, are valued based on quoted prices from the primary exchange on which the option trades and categorized as a level 1 investment. Lacking a last sale price, a derivative held long is generally valued by the pricing service at its last bid price and a derivative held short is generally valued by the pricing service at its last ask price and are generally categorized as a level 2 security. If there is not a bid or ask price on the primary exchange on which the option trades, the option will be valued at fair value as determined in good faith by the Valuation Committee which includes the Valuation Designee, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3 when appropriate.

Money market funds. Money market funds are valued at net asset value provided by the funds and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Valuation Designee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. The Board maintains responsibilities for the fair value determinations under Rule 2a-5 under the Investment Company Act of 1940 and oversees the Valuation Designee.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of October 31, 2023:

Valuation Inputs of Assets/(Liabilities)		Level 1	Level 2	Level 3	Total
Exchange Traded Funds		$15,411,798	$ -	$ -	$ 15,411,798
Money Market Funds		3,720,564	-	-	3,720,564
Total Investment Securities		$19,132,362	$ -	$ -	$ 19,132,362

Futures Contracts		$ (623,400)	$ -	$ -	$ (623,400)

Refer to the Fund's Schedule of Investments for a listing of securities by industry. The Fund did not hold any level 3 assets during the fiscal quarter ended October 31, 2023. Futures contracts include unrealized gain/(loss) on contracts open at October 31, 2023.